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                                                                    Exhibit 23.3

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to incorporation of our report dated February 14, 1997 included in this Post Effective Amendment No. 1 to the Company's previously filed Registration Statement File No. 333-49749 and to the reference to our Firm under the caption "Experts" in the Registration Statement.

Minneapolis, Minnesota                    McGLADREY & PULLEN, LLP


April 19, 1999